SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                August 16, 1995
                           (Earliest Event Reported)



                          Total System Services, Inc.
                          (Exact Name of Registrant as
                           Specified in its Charter)


 Georgia                        1-10254                              58-1493818
(State of                    (Commission File                     (IRS Employer
 Incorporation)                Number)                           Identification
                                                                        Number)



                   1200 Sixth Avenue, Columbus, Georgia 31901
                    (Address of principal executive offices)


                                 (706) 649-2267
                        (Registrant's Telephone Number)



         (Former name or former address, if changed since last report)

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Item 5.           Other Events.

         On August 16, 1995, Total System Services, Inc. ("Registrant") announced an agreement in principle with Visa U.S.A. to merge their merchant processing operations. Consummation of the transaction is subject to mutually satisfactory due diligence, the execution of a definitive agreement and the approval of the transaction, or the expression of no objection to the transaction, by the appropriate federal and state regulatory authorities.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits                                                Index

                  99 - Registrant's press release, August 16, 1995.......Page 4





















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                                   Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TOTAL SYSTEM SERVICES, INC.
                                                            ("Registrant")


Dated:  August 22, 1995                              By: /s/Kathleen Moates
                                                        -----------------------
                                                         Kathleen Moates
                                                         Deputy General Counsel




























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